SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

A total of 37,841,246 shares, or 90.99%, of the common stock issued and outstanding as of the record date of March 26, 2012, was represented by proxy or in person at the annual meeting of FTI Consulting, Inc. (the “Company”) held on June 6, 2012 (the “Annual Meeting”). The proposals below were described in detail in the Proxy Statement for the Annual Meeting. At the Annual Meeting, stockholders elected Denis J. Callaghan, Claudio Costamagna, Jack B. Dunn, IV, Vernon Ellis, Gerard E. Holthaus, Marc Holtzman and Henrique de Campos Meirelles as directors of the Company, to hold office for one year until the 2013 annual meeting of stockholders and until their successors are elected and qualified. The stockholders also (i) ratified the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2012 and (ii) approved, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the proxy statement dated April 20, 2012 (the “Proxy Statement”) for the Annual Meeting. For more information on the proposals, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference.

The results of the Annual Meeting are as follows:

Proposal 1

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, and were elected at the Annual Meeting as directors until the 2013 annual meeting of stockholders and until their successors are elected and qualified. Brenda J. Bacon, James W. Crownover, Dennis J. Shaughnessy and George P. Stamas, who did not stand for election at the Annual Meeting, continued as directors of the Company following the Annual Meeting.

Name	For	Authority Withheld	Broker Non-Votes
Denis J. Callaghan	34,231,888	1,333,812
Claudio Costamagna	34,429,811	1,135,889
Jack B. Dunn, IV	34,210,984	1,354,716
Vernon Ellis	34,501,685	1,064,015
Gerard E. Holthaus	22,236,843	13,328,857
Marc Holtzman	34,431,515	1,134,185
Henrique de Campos Meirelles	34,510,838	1,054,862
			2,275,546

Proposal 2

Proposal 2 to ratify the retention of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012, as described in the Proxy Statement, was approved with approximately 97.07% of the shares cast at the Annual Meeting voting for Proposal 2, and approximately 1.98% of the shares cast at the Annual Meeting voting against Proposal 2.

For	Against	Abstained

36,733,066	751,155	357,025

Proposal 3

Proposal 3 to approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement, was approved with 75.46% of the shares cast at the Annual Meeting voting for Proposal 3, and approximately 22.52% of the shares cast at the Annual Meeting voting against Proposal 3.

For	Against	Abstained	Broker Non-Votes
26,840,822	8,009,452	715,426	2,275,546

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 8, 2012	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Risk Officer

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